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                                  EXHIBIT 10.3
                                  ------------


                             STOCK OPTION AGREEMENT
                          (NON-QUALIFIED STOCK OPTION)


                  THIS AGREEMENT is made to be effective as of July 2, 2001, by and between R.G. Barry Corporation, an Ohio corporation (the "Company") and Richard DeCamp (the "Optionee").

                                   WITNESSETH:

                  WHEREAS, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of the Company has determined that an option to acquire shares of common stock, $1.00 par value per share, of the Company should be granted to the Optionee upon the terms and conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:


                  1. DEFINED TERMS. When used in this Agreement, the following capitalized terms have the respective meanings set forth in this
Section:

                  (a) ACT: The Securities Exchange Act of 1934, as amended, or any successor thereto.

                  (b) ADMINISTRATOR: The Board or the Compensation Committee if the Board has delegated to the Compensation Committee such responsibility.

                  (c) APPLICABLE LAWS: the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the common shares of the Company are listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are granted under the Plan.

                  (d) CHANGE IN CONTROL: (i) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Act) or (ii) any person or group is or becomes the



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                           "beneficial owner" (as such term is defined in Rule
                           13d-3 under the Act), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise.

                  (e) CODE: The Internal Revenue Code of 1986, as amended, or any successor thereto.

                  (f) FAIR MARKET VALUE: On a given date, the closing sale price for the Company's common shares as reported on any securities exchange on which the Company's common shares may be listed on such date or, if no such sale occurred on that date, then for the next preceding date on which a sale was made. If the Company's common shares should be no longer listed on a securities exchange, the fair market value shall be determined by the Administrator.

                  2.       GRANT OF OPTION. Subject to adjustment pursuant to
Section 4 of this Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase 33,681 common shares, par value $1.00 per share, of the Company (the "Shares"). The Option is not intended to qualify as an incentive stock option under Section 422 of the Code.

                  3.       TERMS AND CONDITIONS OF THE OPTION.

                           (a) OPTION PRICE. The purchase price (the "Option
Price") to be paid by the Optionee to the Company upon the exercise of the Option shall be $4.65 per Share, subject to adjustment as provided in Section 4 of this Agreement.

                           (b) EXERCISE OF THE OPTION. Except as otherwise
provided in this Agreement, the Option may be exercised by the Optionee as follows:

                               (i) The Option shall vest and become exercisable
six (6) months from the Option grant date. The portion of the Option which has become vested and exercisable pursuant to this Section 3 is hereinafter referred to as the "Vested Portion."

                               (ii) In the event of a Change of Control, any
portion of the Option that is not then exercisable shall vest and become exercisable prior to such Change in Control.

                  The grant of the Option shall not confer upon the Optionee any right to continue in any employment or consulting



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relationship with the Company nor limit in any way the right of the Company to terminate any such relationship at any time.

                           (c) METHOD OF EXERCISE OF OPTION. At any time prior
to the Expiration Date (as defined in Section 6), the Optionee may exercise all or a portion of the Option by delivering written notice of exercise to the Company, together with payment in full for the Shares in an amount equal to the product of the Option Price multiplied by the number of Shares to be acquired. Such payment may be made in cash or its equivalent (e.g., by check) or in previously issued and currently held shares of the Company, which shares shall be valued at Fair Market Value on the date of exercise.

                           (d) TAX WITHHOLDING. The Company shall be entitled to
withhold (or secure payment from the Optionee in lieu of withholding) the amount of any withholding or other payment required of the Company under the tax withholding provisions of the Code, any state's income tax act or any other applicable law with respect to the exercise of the Option, and the Company may defer issuance of the Shares unless indemnified to its satisfaction with respect to payment of such withholding or other tax.

                  4.       ADJUSTMENTS AND CHANGES IN THE SHARES.

                  The following provisions shall apply to the Option:

                           (a) GENERALLY. In the event of any change in the
outstanding shares of common stock of the Company by reason of any share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange, or any distribution to holders of shares of the Company other than regular cash dividends or any transaction similar to the foregoing, the Administrator in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of shares or other securities issuable pursuant to this Option and (ii) the Option Price and/or any other affected terms of this Option.

                           (b) CHANGE IN CONTROL. In the event of a Change in
Control, the Administrator may, but shall not be obligated to, make provision for a cash payment to the Optionee in consideration for the cancellation of the Option which shall equal the excess, if any, of the Fair Market Value of the Shares subject to the Option over the Option Price of the Option.

                           (c) NO RESTRICTIONS ON COMPANY. The grant of the
Option shall not affect in any way the right of the Company to



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adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  5. NON-ASSIGNABILITY OF OPTION. Unless otherwise permitted by the Administrator, the Option shall not be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. The Option may not be exercised during the lifetime of the Optionee except by him, his guardian or legal representative.

                  6. EXERCISE AFTER TERMINATION OF EMPLOYMENT. Subject to the provisions of this Agreement, the Optionee may exercise all or any part of the Vested Portion of this Option at any time prior to the earliest to occur of:

                           (a) one (1) year following the date of Optionee's
death; or

                           (b) two (2) years following the date of this
Agreement.

                  Upon the earliest to occur of any of the events described in clauses (a) or (b) above (the "Expiration Date"), the Option shall terminate, and Optionee shall have no further rights under this Agreement.

                  7. RESTRICTIONS ON TRANSFERS OF COMMON SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the Company may postpone the issuance and delivery of Shares upon any exercise of the Option until completion of any stock exchange listing or registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company may consider appropriate; and may require the Optionee when exercising the Option to make such representations and furnish such information as the Company may consider appropriate in connection with the issuance of the Shares in compliance with applicable law.

                  Shares issued and delivered upon exercise of the Option shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the Company, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.



                  8.       CONDITIONS UPON ISSUANCE OF SHARES.

                           (a) LEGAL COMPLIANCE. Shares shall not be issued
pursuant to the exercise of the Option unless the exercise of such Option and the issuance and delivery of such Shares shall

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comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                           (b) INVESTMENT REPRESENTATIONS. Optionee acknowledges
that the Shares have not been registered under the Securities Act of 1933 or under the securities laws of any state. Consequently, as a condition to the exercise of the Option, the Administrator may require the person exercising the Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

                  9. BUY OUT OF OPTION GAINS. At any time after the date hereof, the Administrator shall have the right to elect, in its sole discretion and without the consent of the Optionee, to cancel the Option and pay to the Optionee the excess of the Fair Market Value of the Shares over the Option Price at the date the Administrator provides written notice (the "Buy Out Notice") of the intention to exercise the right. A buy out pursuant to this Section shall be effected by the Company as promptly as possible after the date of the Buy Out Notice. Payment of the buy out amount may be made in cash, in common shares of the Company, or partly in cash and partly in common shares as the Administrator deems advisable. To the extent payment is made in common shares, the number of shares shall be determined by dividing the amount of the payment to be made by the Fair Market Value of a common share at the date of the Buy Out Notice. Payment of such buy out amount shall be made net of any applicable foreign, federal (including Federal Insurance Contributions Act), state and local withholding taxes.

                  10. RIGHTS OF OPTIONEE. The Optionee shall have no rights as a stockholder of the Company with respect to any Shares of the Company covered by the Option until (a) the Optionee has given written notice of exercise of the Option, (b) the Optionee has paid in full for such Shares and, if applicable, satisfied any other conditions imposed by the Administrator and
(c) the date of issuance of a certificate to him evidencing such Shares.

                  11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio without regard to conflict of law provisions.

                  12. RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of the Company and of the Optionee enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights


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or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

                  13. CAPTIONS. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

                  14. SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

                  15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Company and the Optionee in respect of the subject matter of this Agreement, and this Agreement supersedes all prior agreements between the parties hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the Company, and no servant or agent of the Optionee is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

                  16. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the Company.

                  17. TERMINATION OF ALL OTHER STOCK OPTIONS. The Optionee agrees that any and all stock options previously granted to him by the Company (other than this Option and the stock option for 5,000 shares granted March 23, 2000) which are outstanding on the date hereof and any rights that he may have to receive the grant of a stock option are hereby terminated.

                  Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Optionee hereby agrees to accept as binding,


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conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Agreement.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.

                                 COMPANY:
                                 -------

                                 R.G. BARRY CORPORATION


                                 By:/s/ Gordon Zacks
                                 -----------------------------------------------
                                 Gordon Zacks
                                 Chairman and Chief Executive Officer


                                 OPTIONEE:
                                 ---------


                                 /s/ Richard Decamp
                                 -----------------------------------------------
                                 Richard DeCamp

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                                 Street Address

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                                 City, State, Zip Code

                                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                 ---------------------------------
                                 Social Security Number




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